UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2019

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreements.
On January 30, 2019, in connection with the termination of the reinsurance agreements described under Item 1.02 below, Maiden Holdings, Ltd. (the “Company”) and AmTrust Financial Services, Inc. (“AmTrust”) entered into (i) a second amendment to the Master Agreement between the parties, originally entered into on July 3, 2007, to remove the provisions requiring AmTrust to reinsure business with the Company; and (ii) an amendment to the Loan Agreement between the Company’s wholly-owned subsidiary Maiden Reinsurance Ltd. (“Maiden Bermuda”), AmTrust and AmTrust International Insurance, Ltd. (“AIIL”), originally entered into on November 16, 2007. The Amendment to the Loan Agreement provides for the extension of the maturity date to January 1, 2025 and acknowledges that due to the termination of the Quota Share Agreement mentioned in Item 1.02 below that no further loans or advances may be made pursuant to the Loan Agreement.
The Company has also taken a series of actions which have cured its previously reported breach of the Bermuda Enhanced Capital Requirement (“ECR”). These actions include the below-referenced terminated reinsurance agreements, the Partial Termination Amendment entered into with AIIL on December 31, 2018, and a cash injection into Maiden Bermuda of a portion of the proceeds from the Company’s sale of its indirectly wholly owned subsidiary, Maiden Reinsurance North America, Inc. The Company’s ECR is expected to increase further as a result of these actions. Consistent with the continuing recovery of its capital base, the Company remains actively engaged in ongoing discussions with the Bermuda Monetary Authority (“BMA”) regarding the formulation of its longer term business plan, which will require the approval of the BMA for any new reinsurance business.
The above description of the amendments to each of the Master Agreement and Loan Agreement is qualified in its entirety by reference to the full text of the amendments which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02	Termination of Material Definitive Agreements.

On January 30, 2019, the Company, through its wholly-owned subsidiary Maiden Bermuda, and AmTrust, through its wholly-owned subsidiaries AIIL, AmTrust Europe Limited (“AEL”) and AmTrust International Underwriters DAC (“AIU DAC”), agreed to terminate on a run-off basis (i) the Amended and Restated Quota Share Agreement between Maiden Bermuda and AIIL, originally entered into on July 1, 2007 by which AIIL retrocedes to Maiden Bermuda certain lines of business assumed by AIIL from certain of AmTrust’s U.S., Irish and U.K. insurance company subsidiaries; and (ii) the Quota Share Reinsurance Contract among Maiden Bermuda, AEL and AIU DAC, originally entered into on April 1, 2011, by which AEL cedes 20% and AIU DAC cedes 40% to Maiden Bermuda of AmTrust’s European medical liability business. Each termination will be effective as of January 1, 2019.
This description of the termination agreements is qualified in its entirety by reference to the full text of the termination agreements which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	AmTrust Master Agreement Amendment, dated January 30, 2019.
10.2	Loan Agreement Amendment, dated January 30, 2019.
10.3	AmTrust Quota Share Termination, dated January 30, 2019.
10.4	AmTrust Europe Quota Share Termination, dated January 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2019	MAIDEN HOLDINGS, LTD.

		By:	/s/ Denis M. Butkovic
Denis M. Butkovic
Senior Vice President, General Counsel and Secretary

Exhibit 10.1

SECOND AMENDMENT TO MASTER AGREEMENT

THIS SECOND AMENDMENT TO MASTER AGREEMENT (this “Amendment”), effective January 1, 2019 (“Effective Date”), hereby amends the Master Agreement, as amended (the “Agreement”) by and between AmTrust Financial Services, Inc. (“AmTrust”) and Maiden Holding, Ltd. (“Maiden”) dated as July 3, 2007.

WHEREAS, pursuant to Section 7.3 of the Agreement, the parties hereto wish to amend certain provisions of the Agreement to reflect the termination, effective January 1, 2019, of (i) the Amended and Restated Quota Share Agreement between Maiden Reinsurance Ltd. and AmTrust International Insurance, Ltd., originally entered into on July 1, 2007 (the “QS Agreement”); and (ii) the Quota Share Reinsurance Contract among Maiden Reinsurance, Ltd. (“MRL”), AmTrust Europe Limited and AmTrust International Underwriters DAC, originally entered into on April 1, 2011 (the “European QS Agreement”), which were entered into by the parties pursuant to the business relationship established by the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.	Section 1.4 of the Agreement is hereby amended by deleting subparagraphs (a), (b), (c), (d), (e) and (j) in their entirety.

2.	Section 2.1 of the Agreement is hereby deleted in its entirety.

3.	Except as amended, the Agreement shall continue to apply to the run-off of QS Agreement and European QS Agreement to the extent applicable to such run-off.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and effective as of the Effective Date.

AMTRUST FINANCIAL SERVICES, INC.            MAIDEN HOLDINGS LTD.

By:     /s/ Stephen Ungar                        By:     /s/ Patrick Haveron
Name:    Stephen Ungar                        Name:     Patrick Haveron
Title:     SVP, General Counsel and Secretary            Title:     Chief Financial Officer

Exhibit 10.2

2019 AMENDMENT
to
LOAN AGREEMENT DATED AS OF NOVEMBER 16, 2007
(the “Agreement”)
between
AMTRUST INTERNATIONAL INSURANCE, LTD.
Hamilton, Bermuda
(the “Borrower”),

AMTRUST FINANCIAL SERVICES, INC.
(the “Assignee”)

and
MAIDEN REINSURANCE LTD. fka MAIDEN INSURANCE COMPANY, LTD.
Hamilton, Bermuda
(the “Lender”)

WHEREAS, the parties acknowledge that the Reinsurance Agreement has been terminated effective January 1, 2019 and that no further Loans or Advances may be made pursuant to the Agreement.

WHEREAS, the parties wish to amend the Agreement, as previously amended, to extend the Maturity Date for all Loans made pursuant to the Agreement, including, without limitation, Loans and Advances made that are evidenced by the Promissory Note dated December 18, 2007 which was made pursuant to the Agreement.

IT IS HEREBY AGREED that, effective as of the date set forth below:

1.	The definition of Maturity Date in Section 1.1 is hereby deleted and the following is substituted in its place:

“Maturity Date” means January 1, 2025.

2.	All other terms and conditions of the Agreement, as amended, which pertain to outstanding Loans and Advances remain in effect.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officer, have executed this AMENDMENT ENDORSEMENT as of the dates set forth below:

AMTRUST INTERNATIONAL INSURANCE, LTD.        MAIDEN REINSURANCE LTD.
AMTRUST FINANCIAL SERVICES, INC.

By:     /s/ Stephen Ungar                    By:     /s/ Patrick Haveron

Dated:     January 30, 2019                    Dated:     January 30, 2019

Exhibit 10.3

TERMINATION ENDORSEMENT
to the
AMENDED AND RESTATED
QUOTA SHARE REINSURANCE AGREEMENT
(hereinafter referred to as the “Agreement”)
between
AMTRUST INTERNATIONAL INSURANCE, LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Company”)

and
MAIDEN REINSURANCE LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Reinsurer”)

WHEREAS, the parties wish to terminate the Agreement effective as of 12:01 a.m., Eastern Standard Time, January 1, 2019; and

IT IS HEREBY AGREED that, effective as of 12:01 a.m., Eastern Standard Time, January 1, 2019 (the “Effective Time”):

1.	The Agreement, as amended, shall terminate on a run-off basis.

2.
Following the Effective Time, the reinsurance of all Policies ceded to the Reinsurer, except for business subject to the Partial Termination Endorsement effective January 1, 2019, shall remain in force until such Policies’ expiration dates, anniversary dates or prior termination dates.

3.
The Reinsurer agrees that Paragraph A of ARTICLE XXIII - UNAUTHORIZED REINSURANCE is amended to permit the Company to use Withheld Funds to the extent that the Company or an Affiliate determines is required to permit the Company or an Affiliate to fund statutory deposit requirements, subject to the Company’s payment of interest on Withheld Funds as set forth below.

a.
Provided that Obligations are fully secured, within sixty (60) days of the end of each calendar quarter, the Company will pay Maiden a fixed annual interest rate of 3.50% (the “Interest Rate”) on the Withheld Funds balance. The Company may retain any interest payable to the Reinsurer to the extent that the Reinsurer, pursuant to the Company’s calculation based on the current calendar quarter’s data, has not fully secured the Obligations. Any interest so retained will be added to Withheld Funds immediately. The parties agree that for each calendar quarter interest shall be calculated based on the average daily Withheld Funds balance for the subject calendar quarter.

b.
The Interest Rate and any reset Interest Rate as determined below shall apply only to the assets constituting the Withheld Funds balance as of January 14, 2019, including substitutions of assets with respect thereto.

c.
The Interest Rate for calendar year 2020 and each succeeding calendar year will reset as set forth herein on an annual basis on December 31, 2019 and each succeeding December 31, respectively (“Reset Date”).

d.
On each Reset Date, the reset Interest Rate shall be mutually determined by the parties, in good faith, based on the current market yield on a portfolio similar to the portfolio of Reinsurer Trust Assets maintained by the Reinsurer for the benefit of the Company as of December 31, 2018. The parties shall consider, without limitation, (i) principal reinvestment that may have taken place over time at market yields in effect at the time of principal receipt, (ii) the reduced duration of the portfolio that likely would have occurred over time, (iii) potential mark to market movements that may have occurred on the portfolio based on shifting portfolio market yields, and (iv) any other factors that both parties agree are relevant. If the parties are not able to reach an agreement on a reset Interest Rate, the Interest Rate as of the immediately prior December 31 shall remain in effect.

e.
The parties further agree that a reasonable benchmark for current and historical market yields is USD US Corporate A+, A, A- five year corporate yield from the Bloomberg BVSC0074 Index, which is quoted as a 3.495% yield as of January 9, 2019.

4.
All other terms and conditions of the Agreement, as amended, which pertain to business ceded to the Reinsurer shall remain in effect until the final resolution of Ultimate Net Loss on all ceded business.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officer, have executed this TERMINATION ENDORSEMENT as of the dates set forth below:

AMTRUST INTERNATIONAL INSURANCE, LTD.        MAIDEN REINSURANCE LTD.

By:     /s/ Stephen Ungar                    By:     /s/ Patrick Haveron

Dated:     January 30, 2019                    Dated:     January 30, 2019

Exhibit 10.4

TERMINATION ENDORSEMENT
to the
QUOTA SHARE REINSURANCE CONTRACT
Dated April 1, 2011
(hereinafter referred to as the “Contract”)
between
AMTRUST EUROPE LIMITED
Nottingham, England

and

AMTRUST INTERNATIONAL UNDERWRITERS DAC
Eire
(hereinafter referred to collectively as the “Company”)

and
MAIDEN REINSURANCE LTD.
Hamilton, Bermuda
(hereinafter referred to as the “Reinsurer”)

WHEREAS, the parties wish to terminate the Contract effective as of 12:01 a.m.,
Greenwich Mean Time, January 1, 2019;

IT IS HEREBY AGREED that, effective as of 12:01 a.m., Greenwich Mean Time, January 1, 2019 (the “Effective Time”):

1.	The Contract, as amended, shall terminate on a run-off basis.

2.
Following the Effective Time, the reinsurance of all business ceded to the Reinsurer shall remain in force until the policies’ expiration dates or with respect to multi-year policies, the next anniversary date, or prior termination dates.

3.
As of January 24, 2019, part of the Security is being funded by payments payable to Reinsurer under the Contract which are being withheld by the Company (“Withheld Funds”). It is anticipated that the Company will remit the Withheld Funds to the Reinsurer for deposit into a reinsurance trust account as soon as practicable. It is agreed that the Company is not taking any investment risk on the Withheld Funds. Subject to the foregoing, the Company shall pay to the Reinsurer interest on the Withheld Funds as set forth below:

a.	The Company shall invest the Withheld Funds in short term Euro-denominated commercial paper and short term Euro-denominated corporate bonds.

b.
Provided that the Security is fully-funded, within sixty (60) days of the end of each calendar quarter, the Company will pay Maiden a fixed annual interest rate of fifty (50) basis points (the “Interest Rate”) on the Withheld Funds balance. The Company may retain any interest payable to the Reinsurer to the extent that the Reinsurer, pursuant to the Company’s calculation based on the current calendar quarter’s data, has not fully-funded the required Security. Any interest so retained will be added to the Withheld Funds immediately. The parties agree that for each calendar quarter interest shall be calculated based on the average daily Withheld Funds balance for the subject calendar quarter, commencing January 24, 2019 for the first quarter of 2019.

c.	The Interest Rate for calendar year 2020 and each succeeding calendar year will reset on an annual basis on December 31, 2019 and each succeeding December 31, respectively (“Reset Date”).

d.
On each Reset Date, the reset Interest Rate shall be mutually determined by the parties, in good faith, as set forth in Paragraphs 3(c) and 3(d) to the Termination Endorsement, effective January 1, 2019, to the

Amended and Restated Quota Share Reinsurance Agreement between AmTrust International Insurance, Ltd. and Reinsurer attached hereto.

e.	At such time as the Company remits the Withheld Funds to the Reinsurer for deposit into a reinsurance trust account:

i.
The Reinsurer shall receive the benefit of any investment gain and assume any investment loss on the Withheld Funds portfolio. In the event of a loss in the Withheld Funds portfolio, the Reinsurer shall be required to fund any deficiency in the required Security as a result thereof;

ii.	The Company shall receive the accrued interest on Withheld Funds portfolio earned from January 24, 2019 through the date that the Withheld Funds are deposited in a reinsurance trust account;

4.	All other terms and conditions of the Contract, as amended, which pertain to business ceded to the Reinsurer shall remain in effect until the final resolution of all Losses reinsured hereunder.

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officer, have executed this TERMINATION ENDORSEMENT as of the dates set forth below:

AMTRUST EUROPE LIMITED                MAIDEN REINSURANCE LTD.

By:     /s/ Peter Dewey                    By:     /s/ Patrick Haveron

Dated:     January 30, 2019                    Dated:     January 30, 2019

AMTRUST INTERNATIONAL UNDERWRITERS DAC

By:     /s/ Ronan Conboy

Dated:     January 30, 2019